THE UNITED STATES LIFE INSURANCE COMPANY
                         IN THE CITY OF NEW YORK
                         SEPARATE ACCOUNT USL A
                GROUP IMMEDIATE VARIABLE ANNUITY CONTRACTS

                       SUPPLEMENT DATED OCTOBER 1, 2015
                 TO CONTRACT PROSPECTUSES, AS SUPPLEMENTED

     Effective on or about November 2, 2015, The United States Life Insurance Company in the City of New York is amending its Contract prospectus for the purposes of (i) closing the Vanguard Prime Money Market Fund and the Vanguard VIF Money Market Portfolio as variable investment options under the Contracts and (ii) adding two new investment options, the Vanguard Federal Money Market Fund, a mutual fund of The Vanguard Group, and the Fidelity VIP Money Market Portfolio - Initial Class, a series of Fidelity(R) Variable Insurance Products.

     FIRST, effective on or about November 2, 2015, the Vanguard Prime Money Market Fund and the Vanguard VIF Money Market Portfolio will no longer be offered as investment options.

     SECOND, the Vanguard Federal Money Market Fund ("Vanguard Federal Fund") and the Fidelity VIP Money Market Portfolio - Initial Class ("Fidelity VIP Portfolio"), both of which are new variable investment options, will be available beginning on or about November 2, 2015. The Vanguard Federal Fund will only be available if your Contract was issued on a qualified basis. The Fidelity VIP Portfolio will be available if your Contract was issued on a qualified or non-qualified basis.

     Please review your fund prospectuses for information about the other investment options. For additional fund prospectus copies, please contact our Group Annuity Administration Department at 1-877-299-1724.

     If you have any questions, please call our Group Annuity Administration Department at 1-877-299-1724.